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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 6, 1998, on our audits of the financial statements of Newfield Exploration Company as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference of our firm under the caption "Experts".

                                            /s/ PRICEWATERHOUSECOOPERS LLP

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                                          PricewaterhouseCoopers LLP

Houston, Texas
July 14, 1998